SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [	]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

Delaware Investments Dividend and Income Fund, Inc.,
Delaware Investments Global Dividend and Income Fund, Inc.,
Delaware Enhanced Global Dividend and Income Fund,
Delaware Investments Arizona Municipal Income Fund, Inc.,
Delaware Investments Colorado Municipal Income Fund, Inc.,
Delaware Investments National Municipal Income Fund and
          Delaware Investments Minnesota Municipal Income Fund II, Inc.
(Name of Registrants as Specified In Their Charter)

________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4. Proposed maximum aggregate value of transaction:

5. Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

____________________________________________________________

2) Form, Schedule or Registration Statement No.:

____________________________________________________________

3) Filing Party:

____________________________________________________________ 4) Date Filed: ____________________________________________________________

I # 952056 v.2

PROXY MATERIALS

Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments National Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund II, Inc.

(each, a “Fund” and collectively, the “Funds”)”

Dear Shareholder:

     I am writing to let you know that a joint special meeting (the "Meeting") of shareholders of the Funds will be held at the offices of Stradley Ronon Stevens & Young, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on November 12, 2009, at 3:00 p.m., Eastern time. The purpose of the joint special meeting is to vote on an important proposal that affects the Funds and your investment in one or more of them. The Meeting will be held concurrently with the meetings of shareholders of other funds within the Delaware Investments® Family of Funds. As a shareholder, you have the opportunity to voice your opinion on a matter that affects your Fund(s). This package contains information about the proposal and the materials to use when voting by mail, telephone or through the Internet.

     Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

     The proposal has been carefully reviewed by the Board of Trustees/Directors of each Fund. The Trustees/Directors, all but one of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a shareholder. The Trustees/Directors believe this proposal is in the best interests of shareholders.

The Boards of Trustees/Directors recommend that you vote FOR the proposal.

     The enclosed Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Proxy Statement.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the website indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

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     If you have any questions before you vote, please call Computershare Fund Services, Inc. (“Computershare”), the Fund’s proxy solicitor, at 877 520-8548. Computershare will help you get your vote in quickly. You may also receive a telephone call from Computershare reminding you to vote your shares. Thank you for your participation in this important initiative.

Sincerely,

/s/ Patrick P. Coyne
 Patrick P. Coyne

Chairman, President, and Chief Executive Officer

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NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS To be held on November 12, 2009

To the Shareholders of:

Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments National Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund II, Inc.

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of each
Delaware Investments® closed-end registered investment company listed above (each individually, a “Fund,” and collectively, the “Funds”), along with certain other funds within the
Delaware Investments Family of Funds, each of which is issuing proxy solicitation materials, will be held at the offices of Stradley Ronon Stevens & Young, 2005 Market Street, 21st Floor,
Philadelphia, Pennsylvania 19103 on November 12, 2009 at 3:00 p.m., Eastern time. The
Meeting is being called to approve a new investment advisory agreement for each Fund.

Shareholders of record of the Funds as of the close of business on September 18, 2009 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s)
by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By order of the Boards of Trustees/Directors,

/s/ Patrick P. Coyne
Patrick P. Coyne
Chairman, President, and Chief Executive Officer

September [21], 2009

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign it, and return it in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY
RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND
OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE
SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES
OWNED.

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Appendix A – FORM OF NEW INVESTMENT ADVISORY AGREEMENT              1

Appendix B – CURRENT INVESTMENT ADVISORY AGREEMENTS: DATES,
APPROVALS AND FEES                                                                                                  1

Appendix C – FUNDS ADVISED BY DMC: FEES PAID TO DMC AND
AFFILIATES                                                                                                                       1

Appendix D – DIRECTORS AND OFFICERS OF DMC                                               1

Appendix E – NUMBER OF SHARES OF EACH FUND OUTSTANDING AS OF
JULY 31, 2009                                                                                                                     1

Appendix F – 5% SHARE OWNERSHIP                                                                         1

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JOINT PROXY STATEMENT

for

Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Global Dividend and Income Fund, Inc.
Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Arizona Municipal Income Fund, Inc.
Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments National Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund II, Inc.

(each, a “Fund” and collectively, the “Funds”) Dated September [21], 2009

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: this proxy statement is available at
www.delawareinvestments.com.

     This joint proxy statement (the “Proxy Statement”) solicits proxies to be voted at a Joint Special Meeting of Shareholders (the “Meeting”) of each of the Funds, along with registered open-end management investment companies within the Delaware Investments® Family of Funds, each of which is issuing proxy solicitation materials. The Meeting was called by the Board of Trustees or Directors of each Fund (each Board is hereafter referred to as a “Board” or a “Board of Directors” and Board members are referred to as “Directors”) to vote to approve a new investment advisory agreement for each Fund, as is described more fully below.

     The principal offices of the Funds are located at 2005 Market Street, Philadelphia, Pennsylvania 19103. You can reach the offices of the Funds by telephone by calling 800 523-1918. Each of the Funds is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Delaware Investments Dividend and Income Fund, Inc. and Delaware Investments Global Dividend and Income Fund, Inc. are organized as Maryland corporations; Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., and Delaware Investments Minnesota Municipal Income Fund II, Inc. are organized as Minnesota corporations; Delaware Enhanced Global Dividend and Income Fund is organized as a Delaware statutory trust; and Delaware Investments National Municipal Income Fund is organized as a Massachusetts business trust.

     The Meeting will be held at the offices of Stradley Ronon Stevens & Young, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on November 12, 2009 at 3:00 p.m., Eastern time. Only Fund shareholders will be admitted to the Meeting. The Boards, on behalf of each Fund, are soliciting these proxies. This Proxy Statement will first be sent to shareholders on or about September 21, 2009.

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     This Proxy Statement gives you information about the new advisory agreements, and other matters that you should know before voting. The Boards have determined that the joint use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of all of the Funds.

     Copies of the Funds’ annual report and semiannual report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request, at no charge by writing to the Funds at 2005 Market Street, Philadelphia, Pennsylvania 19103 or by calling toll-free 800 523-1918.

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THE PROPOSAL: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT
FOR EACH FUND

     In the proposal, you are being asked to approve a new investment advisory agreement between your Fund and Delaware Management Company (“DMC”) (each, a “New Investment Advisory Agreement”). DMC currently serves as investment adviser for each Fund, but, for the reasons discussed below, a new investment advisory agreement will be required if the Transaction is completed. For a general description of the proposed New Investment Advisory Agreements and a general comparison of the proposed New Investment Advisory Agreements and the investment advisory agreements currently in effect for each Fund (each, a “Current Investment Advisory Agreement”), see “The New Investment Advisory Agreements” below. The form of the New Investment Advisory Agreements is included in Appendix A. The date of each Fund’s Current Investment Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Boards are provided in Appendix B.

     The Boards are proposing New Investment Advisory Agreements because the Current Investment Advisory Agreements will terminate upon completion of the Transaction, which is defined and discussed below. As required by the 1940 Act, each Current Investment Advisory Agreement terminates automatically upon its “assignment.” Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.” The consummation of the Transaction will result in a change of control of DMC, and thus, the assignment and automatic termination of the Current Investment Advisory Agreements. Shareholders of each Fund are therefore being asked to approve a New Investment Advisory Agreement for their Fund. Each New Investment Advisory Agreement would become effective only if approved by the shareholders of the applicable Fund and if the Transaction is completed. While the closing of the Transaction (the “Closing”) is currently expected to take place on or about December 31, 2009, if the Transaction is not completed or the Transaction Agreement (as hereafter defined) is terminated, the New Investment Advisory Agreements will not go into effect and the Current Investment Advisory Agreements will continue in effect.

Description of the Transaction

     Lincoln National Corporation (“LNC”) and its indirect, wholly-owned subsidiary, Lincoln National Investment Companies, Inc. (“LNIC”) entered into a definitive agreement (the “Transaction Agreement”), dated as of August 18, 2009, with Macquarie Bank Limited, whereby LNIC will sell all of the capital stock of Delaware Management Holdings, Inc. (“DMHI”) to Macquarie Bank Limited (the “Transaction”). Certain Fund service providers are subsidiaries of DMHI and will be included in the Transaction, including DMC, Delaware Service Company, Inc. (“DSC”), the fund accounting and financial administration oversight provider for the Funds. Delaware Distributors, L.P. (“DDLP”), which serves as principal underwriter of the certain of the registered open-end management investment companies within the Delaware Investments® Family of Funds, is also a subsidiary of DMHI. DMHI and its various affiliates are sometimes referred to herein as “Delaware Investments.”

     Macquarie Group Limited and its various subsidiaries (including Macquarie Bank Limited) are referred to herein as “Macquarie Group.” The Transaction Agreement requires

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Macquarie Bank Limited to pay LNC approximately $428 million in cash at the Closing to acquire DMHI and its subsidiaries, such amount subject to certain specified closing adjustments at and after the Closing. As noted above, the Closing is currently expected to take place on or about December 31, 2009. The Closing is subject to the satisfaction or waiver of customary closing conditions, including (i) annualized advisory fees payable to DMC by all clients that have consented to the assignment of their advisory agreements or approved a new advisory agreement (including the Funds) not being less than 75% of annualized advisory fees payable to DMC as of April 30, 2009 and (ii) the parties obtaining certain domestic and international regulatory approvals (including expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

     DMC manages the assets of each Fund and makes each Fund’s investment decisions, subject to the supervision of the Board of each Fund. DMC is a series of Delaware Management Business Trust (“DMBT”), which is a subsidiary of DMHI. Delaware Investments is the marketing name for DMHI and its subsidiaries. DMC is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware Investments has been managing mutual funds since 1938. As of June 30, 2009, DMC and its affiliates managed, in the aggregate, more than $120 billion in assets in various institutional, separately managed, investment company, and insurance accounts. DMHI, a Delaware corporation formed in 1992, is a holding company that, through its subsidiaries and affiliates, provides investment advisory, asset management, administrative, broker-dealer, and related products and services. DMHI’s asset management capabilities include the ability to manage equity, fixed income, and money market securities, which are offered through vehicles such as mutual funds, closed-end funds, privately managed accounts, and institutional separate accounts. DMHI is a subsidiary of, and subject to ultimate majority control of, LNC, which is a publicly traded corporation. LNC is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. LNIC is an Indiana corporation and an indirect, wholly owned subsidiary of LNC. LNIC owns 100% of the issued and outstanding common stock of DMHI. After the Transaction, DMHI will be an indirect wholly owned subsidiary of Macquarie Group Limited.

     Macquarie Group is a global provider of banking, financial, advisory, investment and fund management services. Macquarie Group Limited, No. 1 Martin Place, Sydney, New South Wales 2000, Australia, is listed on the Australian Securities Exchange (ASX:MQG) and is regulated by the Australian Prudential Regulation Authority, the Australian banking regulator, as the owner of Macquarie Bank Limited, an authorized deposit taker. Founded in 1969, Macquarie Group now operates in more than 70 office locations in over 26 countries. Macquarie Group employed approximately 12,500 people and had assets under management of $190 billion as of July 31, 2009. Macquarie Group has been active in North America for over a decade. Macquarie Group currently has more than 1,900 professionals in offices in 25 North American locations. Macquarie Funds Group, the asset management arm of Macquarie Group, is a full service global fund manager with over 25 years’ experience and offers a range of investments for retail and institutional investors across a variety of asset classes including fixed income, cash, currencies, equities, commodities, emerging markets, listed infrastructure and listed real estate as well as private equity and hedge fund of funds. Macquarie Funds Group employs over 600 staff across 19 locations globally with assets under management of approximately $67 billion as of July 31, 2009. More information on Macquarie Group’s operations is available at www.macquarie.com.au and at www.macquarie.com/us.

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Australian Banking Regulations require the following disclaimer to be made:

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any Fund, the repayment of capital from any Fund, or any particular rate of return.

     The Transaction is part of Macquarie Group’s strategy to develop a global asset management capability through building a highly regarded team of investment professionals, offering an attractive suite of investment products and gaining broader access to markets in the United States. Macquarie Group values DMC’s focus on the advisory segment of the U.S. market, its significant investment management capabilities, and its experienced management team. The Transaction is not expected to result in a change in the persons responsible for the day-to-day management of the Funds or in the operation of the Funds.

     It is currently anticipated that following the closing of the Transaction, DMHI, DMC, DDLP, and DSC will continue to operate, and the Funds will continue to operate and the Delaware brand will remain with the business. Upon completion of the Transaction, the combined assets under management of Macquarie Group and DMHI and their affiliates are expected to be over $300 billion. After the Transaction, DMHI and its subsidiaries (including DMC) will remain headquartered in Philadelphia. Investment management professionals serving DMC’s clients are not expected to change as a result of the Transaction. Clients of DMC may be offered opportunities to invest in new products with access to Macquarie Group’s investment strategies, notably in real assets, global fixed income securities, and alternative investments. Macquarie Group clients across its global network may be offered investment products involving Delaware’s investment strategies, in structures designed specifically for them. Macquarie Group also currently anticipates providing additional funding to support the growth of DMC and its affiliates, for example through potential investment in operations and distribution and a commitment to expanding its multi-boutique approach.

     In anticipation of the Transaction, the Boards have had a number of telephonic and in-person meetings and met both formally and in informational sessions between April 16, 2009, and September 3, 2009, for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve a New Investment Advisory Agreement. The 1940 Act requires that each Fund’s New Investment Advisory Agreement be approved by the Fund’s shareholders in order to become effective. At the in-person meetings held on September 3, 2009, and for the reasons discussed below (see “Board Considerations in Approving the New Investment Advisory Agreements” below), the Boards, including a majority of the Independent Directors, approved the New Investment Advisory Agreements as being in the best interests of the Funds and their shareholders and recommended their approval by shareholders. In the event shareholders of a Fund do not approve a New Investment Advisory Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders, including entering into an interim advisory agreement with DMC pursuant to Rule 15a-4 of the 1940 Act.

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The New Investment Advisory Agreements

     Each Fund’s New Investment Advisory Agreement will be substantially similar to its Current Investment Advisory Agreement. Appendix A includes a form of the New Investment Advisory Agreement. A discussion of the basis for the Board’s approval of each Fund’s Current Investment Advisory Agreement is available in the Fund’s annual or semi-annual report to shareholders. Appendix B provides information on the Current Investment Advisory Agreements, including their dates, date of last shareholder approval, the reason for the most recent submission to shareholders, and the rate of compensation of DMC. Appendix C describes for each Fund the aggregate amount of DMC’s fee and the amount and purpose of any other material payments to DMC (including any affiliated person of DMC) for services provided to each Fund during the last fiscal year of the Fund. These services will continue to be provided if the New Investment Advisory Agreements are approved. DMC provides investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Funds. Appendix C also lists other funds advised by DMC, the net assets of those funds, and the management fee schedule pursuant to which DMC received advisory fees from those funds during the fiscal years ended on the dates noted.

Fees. There will be no change in the fee schedule applicable to any Fund under its New Investment Advisory Agreement.

     Exhibit A of the New Investment Advisory Agreements has been modified, with regard to the calculation of each Fund’s management fees, to exclude from a Fund’s average daily net assets the liquidation or other involuntary liquidation preference of any outstanding senior security which is a stock. This modification is intended merely to give the Funds flexibility and allow them to treat any other form of senior equity security that they may issue in the future similar to how preferred shares are currently treated.

Investment Advisory Services. Each New Investment Advisory Agreement requires DMC to provide the same services to the applicable Funds as it does under the corresponding Current Investment Advisory Agreement. Each Fund’s New Investment Advisory Agreement generally provides that, subject to the direction and control of the Board, DMC shall: (i) regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Fund; (ii) effect the purchase and sale of those investments in furtherance of the Fund’s investment objectives and policies; and (iii) furnish the Board with information and reports regarding the Fund’s investments as DMC deems appropriate or as the Board may reasonably request.

     Subject to the primary objective of obtaining best execution, DMC may place orders for the purchase and sale of portfolio securities and other instruments with broker/dealers selected by DMC that provide statistical, factual, or financial information and services to a Fund, to DMC, or to other clients of DMC.

     Both the Current and New Investment Advisory Agreement for each Fund provide that the services of DMC are not exclusive to the Fund, and DMC and its affiliates may render services to others.

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     The New Investment Advisory Agreements provide that DMC may, to the extent permitted by applicable law, appoint at its own expense one or more sub-advisers to perform investment advisory services for the Fund. DMC may terminate a sub-adviser in its sole discretion at any time to the extent permitted by applicable law. A similar provision is included in the Current Investment Advisory Agreements.

Fund Administration Services. DMC and Macquarie Group have advised the Boards that they anticipate and intend that the nature and level of administrative services provided to the Funds under their Current Investment Advisory Agreements, in combination with any administrative services agreements, will not be diminished as a result of the Transaction or the implementation of the New Investment Advisory Agreements. In addition, fees for administrative services, whether payable under a Current Investment Advisory Agreement or a separate administrative agreement, will not increase as a direct result of the Transaction or the New Investment Advisory Agreement.

Payment of Expenses. The provisions contained in each Fund’s New Investment Advisory Agreement addressing allocation of expenses is substantially similar in all material respects to those contained in that Fund’s Current Investment Advisory Agreement. Both the Current and New Investment Advisory Agreements provide that each Fund is responsible for its own expenses, including costs incurred in the maintenance of a Fund’s corporate existence; the maintenance of the Fund’s books, records and procedures; dealing with the Fund’s shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and Board meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal and accounting fees; taxes; and federal and state registration fees. In addition, to avoid uncertainty, certain other expenses that are paid by the Funds under the Current Investment Advisory Agreement are listed expressly as Fund expenses in the New Investment Advisory Agreement. These expenses include auditing, fund accounting and financial administration fees, and other costs and expenses approved by the Board. Except as expressly provided for in the Current and New Investment Advisory Agreements, DMC is not responsible for a Fund’s expenses.

     Trustees, officers, and employees of DMC may be Directors and officers of the Funds, but trustees, officers, and employees of DMC who are Directors, officers and/or employees of the Funds do not receive any compensation from the Funds for acting in a dual capacity. DMC may share facilities common to each Fund, which may include legal and accounting personnel, with appropriate proration of expenses between the applicable Fund and DMC.

Limitation on Liability. Under the Current and New Investment Advisory Agreements, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the investment adviser to a Fund, DMC shall not be liable to a Fund or to any shareholder for any action or omission arising in the course of, or connected with, rendering its services under the Agreement or for any losses arising from the purchase, holding or sale of any security, or otherwise.

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Term and Continuance. If approved by shareholders of a Fund, the New Investment Advisory Agreement for the Fund will terminate two years from the date of implementation, and will continue in effect from year to year if its continuance is specifically approved at least annually by both (i) the vote of a majority of the Fund’s Board or the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on the approval. The Current Investment Advisory Agreements have similar provisions for their term and continuance, although the initial dates of the Agreements differ. The initial two year period has elapsed for the Current Investment Agreements. Each of the Current Investment Advisory Agreements was most recently approved by each Fund’s Board in May 19-21, 2009.

     A “1940 Act Majority” of the outstanding voting securities of a Fund means the lesser of: (i) 67% or more of the voting securities of the Fund that are present in person or by proxy at a meeting called for the purpose of voting on the approval if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

Termination. Each Fund’s New Investment Advisory Agreement generally provides that the Agreement may be terminated at any time, without the payment of any penalty, by the Fund upon giving DMC 60 days’ written notice, provided that the termination by the Fund is directed or approved by the vote of a majority of the Fund’s Board or by the vote of a 1940 Act Majority of the Fund's outstanding voting securities. The New Investment Advisory Agreements may also be terminated by DMC on 60 days’ written notice. As required by the 1940 Act, each New Investment Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The Current Investment Advisory Agreements contain similar termination provisions.

Proxy Voting. Each Fund’s New Investment Advisory Agreement provides explicitly that DMC shall be responsible for voting proxies of portfolio securities of each Fund and discretion relating to consent to corporate action and any other rights pertaining to each Fund’s investment securities, a service currently provided by DMC but not provided for explicitly in the Current Investment Advisory Agreement.

Amendments. To incorporate explicitly the requirements of the 1940 Act, both the Current Investment Advisory Agreement and the New Investment Advisory Agreement provide that the Agreement may not be amended without a shareholder vote and a vote of the Independent Directors, but that it may be amended without shareholder approval if the amendment relates solely to a change for which applicable laws and regulations do not require shareholder approval. Each Fund’s Current Investment Advisory Agreement does not contain a similar provision. The New Investment Advisory Agreement provides that it may be amended pursuant to a written agreement executed by a Fund and DMC.

Other Changes. Each Fund’s New Investment Advisory Agreement conforms the Current Investment Advisory Agreement with currently applicable laws and regulations and includes a number of minor wording changes that clarify non-material ambiguities in the Current Investment Advisory Agreement.

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Additional Information about DMC

      Appendix D provides the name, address and principal occupation of each executive officer and each trustee of DMC, and each individual who is an officer or Director of the Funds and who is also an officer, employee or shareholder of DMC. The following Directors and executive officers of the Funds may receive a portion of the consideration described above as a result of the accelerated vesting of equity interests (the “Equity Interests”) in Delaware Investments U.S., Inc. (“DIUS”), a subsidiary of DMHI and indirect parent of DMC, brought about by the Transaction: Patrick P. Coyne ____%; Michael J. Hogan ____%; See Yeng Quek ____%; Brian L. Murray, Jr. ____%; David P. O’Connor ____%; and Richard Salus ____%. See Appendix D for a list of the Funds for which each of the above-named individuals is an executive officer. Generally, the Equity Interests will be fully vested and may be put back to DIUS or called by DIUS not later than thirteen months following the closing of the Transaction. The holders of the Equity Interests will only obtain a portion of the consideration described above if they put their vested Equity Interests back to DIUS or their Equity Interests is called by DIUS, and the dollar value of the Equity Interests will be ascertained at the time of the put or call, as the case may be. Certain other officers of DMC who are also officers of the Funds own or hold vested or unvested stock or options on stock of LNC.

     BOARD CONSIDERATIONS IN APPROVING THE NEW INVESTMENT ADVISORY AGREEMENTS

     At an in-person meeting held on September 3, 2009, the Boards, including the Independent Directors, discussed and unanimously approved the New Investment Advisory Agreement between each Fund and DMC. Concluding that approval of the New Investment Advisory Agreement would be in the best interests of each Fund and its shareholders, the Boards also directed that each New Investment Advisory Agreement be submitted to the applicable Fund shareholders for approval, and recommended that shareholders vote “FOR” approval of each New Investment Advisory Agreement.

     Prior to their approval of the New Investment Advisory Agreement between each Fund and DMC, pursuant to letters from their independent legal counsel addressed to Macquarie Group and DMC, the Directors requested extensive materials about the Transaction and matters related to the proposed approvals. To assist the Boards in considering the New Investment Advisory Agreements, Macquarie Group provided materials and information about Macquarie Group, including detailed written responses to the questions posed to it by the Independent

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Directors. DMC also provided materials and information about the Transaction, including detailed written responses to the questions posed to it by the Independent Directors.

     The Coordinating Director and the Chair of each committee of the Boards, together with their independent legal counsel and Fund counsel, met with representatives of DMC and Macquarie Group to discuss the Transaction in very preliminary terms. Thereafter, the Independent Directors, together with their independent legal counsel and Fund counsel, participated in a combination of four separate in-person meetings and telephone conference calls with representatives of DMC and Macquarie Group. In addition, meetings in person or by telephone were held between management of DMC and certain Independent Directors on four occasions during the months preceding the Board’s in-person meeting. At these meetings and on these telephone calls, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Directors consulted with their independent legal counsel in executive sessions on numerous occasions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the New Investment Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve such New Investment Advisory Agreements.  The Independent Directors received separate compensation from the Funds for the meetings held in connection with their review of the Transaction.

     At the in-person meetings and telephonic conference calls, the Directors discussed the Transaction with DMC management and with key Macquarie Group representatives. The meetings included discussions of the strategic rationale for the Transaction as discussed above under “Description of the Transaction,” and Macquarie Group’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Macquarie Group made presentations to and responded to questions from the Directors. The Board members also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMHI and DMC in connection with the Transaction.

     In connection with the Directors’ review of the New Investment Advisory Agreements, DMC and/or Macquarie Group emphasized that:

  Macquarie Group and DMC have assured the Directors that there will be no adverse changes in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services.
  No material changes in personnel or operations are contemplated in the operation of DMC under Macquarie Group as a result of the Transaction and no material changes are currently contemplated in connection with third party service providers to the Funds.
  Advisory and administrative fees would not increase by virtue of the Transaction or the New Advisory Agreements.
  Under the Transaction Agreement, Macquarie Group has agreed to conduct, and use reasonable best efforts to cause its affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, including maintaining Board composition of at least 75% of the Board members

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qualifying as Independent Directors and not imposing any “unfair burden” on the Funds for at least two years from the Closing.

     In addition to the information provided by DMC and Macquarie Group as described above, the Directors also considered all other factors they believed to be relevant to evaluating the New Advisory Agreements, including the specific matters discussed below. In their deliberations, the Directors did not identify any particular information that was controlling, and different Directors may have attributed different weights to the various factors. However, for each Fund, the Directors determined that the overall arrangements between the Fund and DMC, as provided in the New Advisory Agreements, including the proposed advisory fee and the related administration arrangements between the Funds and DMC, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Directors considered relevant. Factors evaluated included:

  The reputation, financial strength, and resources of Macquarie Group as well as its historic and ongoing commitment to the asset management business in Australia as well as other parts of the world.
  The terms and conditions of the New Investment Advisory Agreements, including that each Fund’s total fees will not increase as a result of the New Investment Advisory Agreements, but rather will remain the same. (See “The New Investment Advisory Agreements” above).
  At its in-person meeting in May 2009, each Board had performed a full annual review of, or initially approved, the Current Investment Advisory Agreement as required by the 1940 Act and determined that DMC has the capabilities, resources, and personnel necessary to provide the advisory and administrative services currently provided to each Fund. Each Board also determined that the advisory and/or management fees paid by each Fund, taking into account any applicable fee waivers and breakpoints, represent reasonable compensation to DMC in light of the services provided, the costs to DMC of providing those services, economies of scale, and the fees and other expenses paid by similar funds (including information provided by Lipper Inc. (“Lipper”, an independent statistical compilation organization) and such other matters that the Boards considered relevant in the exercise of their reasonable judgment.
  The portfolio management teams for the Funds would not change as a result of the Transaction.
  LNC and Macquarie Group executed an agreement with the Funds pursuant to which LNC and Macquarie Group have agreed to pay all expenses of the Funds in connection with the Boards’ consideration of the Transaction, the New Investment Advisory Agreements and related agreements, and all costs related to this proxy solicitation. The agreement also provides for indemnification by LNC or Macquarie Group, as applicable, of the Funds and the Directors for any losses arising from claims that  certain information provided by LNC or Macquarie Group for this Proxy Statement is untrue or misleading.  As a result, the Funds will bear no costs in evaluating the Transaction or seeking or obtaining shareholder approval of the New Investment Advisory Agreements.
  The likelihood that Macquarie Group would invest in DMC, resulting in potential benefits to the Funds and the shareholders, including the possibility of increased assets

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  under management which would allow some Funds the potential opportunity to achieve economies of scale and lower fees.
  The compliance and regulatory history of Macquarie Group and its affiliates.

  Certain of these considerations are discussed in more detail below.

     In making its decision relating to the approval of each Fund’s New Investment Advisory Agreement, the Independent Directors gave attention to all information furnished, however, the following discussion identifies the primary factors taken into account by the Directors in approving the New Investment Advisory Agreements.

     Nature, Extent, and Quality of Service. The Directors considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Boards considered that the New Investment Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements (as discussed under “The New Investment Advisory Agreements”), and therefore, considered the many reports furnished to them throughout 2008 and 2009 at regular Board meetings covering matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and the adherence to fair value pricing procedures as established by the Boards. The Directors were pleased with the current staffing of DMC and the emphasis placed on research and risk management in the investment process. Favorable consideration was given to DMC’s efforts to maintain expenditures and, in some instances, increase financial and human resources committed to Fund matters. The Boards were assured that shareholders would continue to receive the benefits provided to Fund shareholders by being part of the Delaware Investments Family of Funds. For the foregoing reasons, the Boards were satisfied with the nature, extent, and quality of the overall services provided by DMC.

     Investment Performance. The Directors considered the overall investment performance of DMC and the Funds. The Directors placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Directors give appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Directors gave particular weight to the approval of the Current Investment Advisory Agreements at the in-person meeting in May 2009. At that meeting, the Directors reviewed Lipper reports prepared for each Fund showing the investment performance in comparison to a group of funds selected by Lipper as being similar to such Fund (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest, ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25% make up the second quartile; the next 25% make up the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods. The Boards’ objective was that each Fund’s performance for the periods considered be at or above the median of its Performance Universe.

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     During the May 2009 agreement review process, the Directors observed the significant improvements to relative investment performance of the funds in the Delaware Investments Family of Funds compared to the information presented at the May 2008 meeting. At their meeting on September 3, 2009, the Directors examined the investment performance of all of the funds in the Delaware Investments Family of Funds and compared the performance of each fund in the Delaware Investments Family of Funds relative to that of its respective peer group for the 1-, 3-, 5-, and 10-year periods ended June 30, 2009 against the corresponding relative investment performance of the Funds for such time periods ended December 31, 2008. As of June 30, 2009, 29 of the funds in the Delaware Investments Family of Funds had investment performance relative to that of the respective peer groups that was as good as or better than the corresponding relative investment performance at December 31, 2008 for all four time periods. At June 30, 2009, an additional 9 funds in the Delaware Investments Family of Funds had investment performance relative to that of their respective peer group that was better than the corresponding relative investment performance at December 31, 2008 for three of the four time periods. At June 30, 2009, 19 additional funds in the Delaware Investments Family of Funds had investment performance relative to that of their respective peer group that was approximately the same as that of the corresponding relative performance at December 31, 2008 and only 22 funds in the Delaware Investments Family of Funds had poorer relative investment performance at June 30, 2009 compared to that at December 31, 2008. The Directors, therefore, concluded that investment performance of the funds in the Delaware Investments Family of Funds on an aggregate basis had continued to improve relative to their respective peer groups since the data reviewed at the May 2009 meeting. The Directors also noted that the proposed continuity of DMC’s operations after the Transaction would be expected to mitigate any adverse impact on Fund performance arising from the Transaction.

     Comparative Expenses. The Directors also evaluated expense comparison data for the Delaware Investments® Family of Funds previously considered in May 2009. At that meeting, DMC had provided the Boards with information on pricing levels and fee structures for the Funds and comparative funds. The Directors focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Lipper as being similar to each Fund (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) of other funds within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Directors also considered fees paid to Delaware Investments for non-management services. The Directors’ objective was for each Fund’s total expense ratio to be competitive with that of the Expense Group. At the September 3, 2009 meeting, the Boards noted that the more recent comparative expenses for the Funds remained consistent with the previous review in May 2009. The Boards were assured that there was no current intention to change DMC’s existing voluntary expense waivers and reimbursement policy as a result of the Transaction, and that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the closing of the Transaction.

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     Management Profitability. The Boards once again considered the level of profits realized by DMC in connection with the operation of the Funds. The Boards previously considered the level of profits realized by DMC in connection with the operation of the Funds at their May 2009 meeting. At that meeting, the Boards reviewed the Investment Management Profitability Analysis addressing the overall profitability of Delaware Investments’ business in providing management and other services to each of the Funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At the May 2009 meeting, representatives of DMC had stated that the level of profits of DMC, to a certain extent, reflect operational cost savings and efficiencies initiated by Delaware Investments (including DMC and its affiliates that provide services to the Funds). The Boards considered Delaware Investments’ efforts to improve services provided to Fund shareholders, to meet additional regulatory and compliance requirements resulting from recent industry-wide SEC initiatives, and the extent to which Delaware Investments might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies. The Boards found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC. At the September 3, 2009 meeting, DMC advised the Boards that DMC did not expect the Transaction to affect materially the profitability of Delaware Investments compared to the level of profitability considered during the May 2009 review. The Boards also noted Macquarie Group’s commitment to maintain sufficient capitalization of DMC and Delaware Investments to continue the same level and quality of services to the Funds.

     Economies of Scale. The Directors considered whether economies of scale would be realized by Delaware Investments as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Directors took into account DMC’s practice of maintaining the competitive nature of management fees based on its benchmarking analysis for the Funds. Management believed, and the Boards agreed, that the Funds were priced with relatively low management fees to reflect potential economies of scale up front. The Boards also acknowledged Macquarie Group’s statement that the Transaction would not by itself immediately provide additional economies of scale given Macquarie Group’s limited presence in the U.S. mutual fund market. Nonetheless, the Directors believed that additional economies of scale could potentially be achieved in the future if DMC were owned by Macquarie Group as a result of Macquarie Group’s willingness to invest further in DMC’s asset management business, particularly with respect to distribution.

     Fall-Out Benefits. The Directors considered that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. They reviewed information about practices with respect to allocating portfolio brokerage for brokerage and research services. The Directors recognized that DMC’s profitability would be somewhat lower without these benefits. The Directors noted that DMC may derive reputational and other benefits from their association with each Fund.

     Other Board Considerations. As previously noted, at the May 2009 meeting, the Boards separately received and reviewed independent historical and comparative reports prepared by Lipper. The Lipper reports compared each Fund’s investment performance and expenses with

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those of other comparable mutual funds in the peer group. The Independent Directors discussed such reports with independent legal counsel at the meeting. The Boards requested and received certain information regarding the policies of DMC with respect to advisory fee levels and its philosophy with respect to breakpoints; the structure of portfolio manager compensation; DMC’s profitability; as well as any constraints or limitations on the availability of securities in certain investment styles that might inhibit DMC’s ability to invest fully in accordance with Fund policies. At the in-person meeting on September 3, 2009, the Boards noted that there had been no significant changes to the Lipper or other information reported at the May 2009 meeting. The Boards were told that the Transaction and Macquarie Group’s acquisition of Delaware Investments would not, by itself, be expected to materially change this information.

     The Transaction. The Directors received and reviewed the Transaction Agreement. The Directors considered the purchase price to be paid and noted the conditions for the closing of the Transaction, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds. The Directors were told that DMC would continue to manage LNC’s general account assets. The Directors considered the representations, warranties, and covenants made by the parties to the Transaction, including those related Section 15(f) of the 1940 Act.

     Board Review of Macquarie Group. The Directors reviewed detailed information supplied by Macquarie Group about its operations as well as other information regarding Macquarie Group provided by their independent legal counsel. By reviewing a pro forma balance sheet of Delaware Investments as of the closing of the Transaction (which was provided by Macquarie Group in response to the Directors’ request), the Directors considered Macquarie Group’s projections of Delaware Investments’ capitalization following the Transaction and Delaware Investments’ ability to continue to provide the same level and quality of services to the Funds. The Directors noted that there would be a transition period during which some services previously provided by LNC to Delaware Investments would be provided by Macquarie Group after the Closing. Macquarie Group described its proposed changes to Delaware Investments’ corporate governance, primarily through the anticipated addition of certain Macquarie Group officers to DMHI’s board of directors and to Delaware Investments’ distribution and product management affiliates.

     The Directors considered favorably Macquarie Group’s statement that there would be no significant change to the executive, administrative, investment or support staff of Delaware Investments. Macquarie Group described the proposed harmonization of the compensation system in use at Delaware Investments with the compensation plan used by Macquarie Group, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel as well as support staff. Macquarie Group described its current intention to enhance certain administrative and operation areas of DMC following the Transaction, including information technology, product management, and risk management.

     The Directors also considered Macquarie Group’s support for Delaware Investments’ plans for Fund distribution by transferring wholesalers from Lincoln Financial Distributors, LNC’s retail distributor, to Delaware Investments, and Macquarie Group’s intention to leave the Funds’ other service providers in place.

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     Noting that asset management is one of its core businesses, Macquarie Group described for the Boards’ consideration its current strategic plans to grow its asset management activities, particularly in the Northern Hemisphere. The Boards considered Macquarie Group’s representation that the acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States.

     As a subsidiary of an Australian bank, Delaware Investments would be subject to certain Australian bank regulations following the Transaction. The Boards reviewed material supplied by Macquarie Group describing the new requirements to which Delaware Investments would be subject, including those related to disclosure, fund holdings, affiliated transactions, advisory agreements, and fee waivers. The Boards further considered certain exemptive relief that had been provided to Macquarie Group by the Australian bank regulator in anticipation of the Transaction as well as the nature of future relief that may be required. Macquarie Group represented, and the Boards concurred, that the Australian bank regulatory requirements would not have a material effect on the operations of DMC or the Funds, including DMC’s ability to continue to provide voluntary expense waivers and reimbursements to the Funds or to contribute appropriate levels of seed capital to new Funds.

     The Directors noted that DMC has placed brokerage transactions with a broker-dealer affiliate of Macquarie Group and received research in connection with those transactions. In addition, certain other Macquarie Group affiliates participate as underwriters for securities offerings outside of the United States. The Boards determined to regularly monitor brokerage transactions with Macquarie Group affiliates for compliance with the requirements of Section 15(f) and Section 17(e) of the 1940 Act, and to ensure compliance with the Funds’ procedures under Rule 10f-3 promulgated under the 1940 Act for offerings in which a Macquarie Group affiliate is a member of the underwriting syndicate.

     Conclusion. The Independent Directors of each Fund deliberated in executive session; the entire Board of each Fund, including the Independent Directors, then approved each New Investment Advisory Agreement. The Boards concluded that the advisory fee rate under each New Investment Advisory Agreement is reasonable in relation to the services provided and that execution of the New Investment Advisory Agreement is in the best interests of the shareholders. For each Fund, the Directors noted that they had concluded in their most recent advisory agreement continuance considerations in May 2009 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ peer group; that the advisory fee would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. On that basis, the Directors concluded that the total expense ratio and proposed advisory fee for each such Fund anticipated to result from the Transaction was acceptable. The Directors also noted, with respect to the Funds that currently had the benefit of voluntary fee waivers, that Macquarie presently intended to continue such waivers. In approving each New Investment Advisory Agreement, each Board stated that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

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Required Vote

     To become effective with respect to a particular Fund, the New Investment Advisory Agreement for that Fund must be approved by a 1940 Act Majority vote of the Fund’s outstanding voting securities. The approval of one Fund’s New Investment Advisory Agreement is not contingent on the approval of any other Fund’s New Investment Advisory Agreement. Each New Investment Advisory Agreement was approved separately by the Independent Directors and by the Board of the Fund as a whole, after consideration of all factors that each Board determined to be relevant to its deliberations, including those discussed above. The Boards also determined to submit each applicable Fund’s New Investment Advisory Agreement for consideration by the shareholders of the Fund. If the shareholders of a Fund do not approve the New Investment Advisory Agreement, the Board of such Fund will consider other possible courses of action for the Fund.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF
EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE
APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

Section 15(f) of the 1940 Act

     The Boards have been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides that an owner (such as LNC and LNIC) of an investment adviser (such as DMC) to an investment company (such as a Fund),  may receive any payment or benefit in connection with the sale of an interest in the investment adviser only if two conditions are satisfied. The first condition is that during the three-year period following the transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. Each Fund’s Board currently meets this test and is expected to do so after the Transaction is completed. Second, no “unfair burden” can be imposed on the investment company as a result of the transaction. An “unfair burden” includes any arrangement during the two-year period after the transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly: (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). Macquarie Group has agreed under the Transaction Agreement that, following the Closing, to the extent within its control, it will not take or fail to take (or cause its affiliates to take or fail to take) any action that would have the effect, directly or indirectly, of causing the requirements of Section 15(f) of the 1940 Act not to be met in respect of the Transaction. In that regard, from and after the Closing date and to the extent within its control, the Macquarie Group has agreed to conduct its business (and to cause each of its affiliates to conduct its business) so as to assure that the two aforementioned conditions are satisfied.

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More Information About the Funds

Fund Accountants. The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286-0001, provides fund accounting and financial administration services to each Fund. Those services include providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

     DSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DSC also manages the process for the payment of dividends and distributions and the dissemination of Fund performance data. For these services, the Funds pay DSC fees based on the aggregate daily net assets of the funds in the Delaware Investments® Family of Funds. The fees payable to BNY Mellon and DSC for the services described above are allocated among all funds in the Delaware Investments® Family of Funds on a relative net asset value basis.

Registrar and Stock Transfer Agent. BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, New Jersey 07310, serves as registrar and stock transfer agent for the Funds.

Independent Auditors. Ernst & Young LLP (“E&Y”) serves as the Funds’ independent registered public accounting firm. Representatives of E&Y are not expected to be present at the Meeting, but will be available to answer any questions or if otherwise necessary.

VOTING INFORMATION

How will shareholder voting be handled?

     Only shareholders of record of the Funds at the close of business on September 18, 2009 (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement. Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal for a Fund are not received by the date of the Meeting, the Meeting may be adjourned for that Fund to permit further solicitations of proxies. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies on the enclosed proxy cards will vote their proxies in accordance with the recommendations of Management on questions of adjournment and any other items that properly come before the Meeting.

     Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will have the same effect as a vote “against” the proposal. Because no discretionary proposals are included in this Proxy Statement, the Funds do not anticipate receiving broker non-votes.

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How do I ensure my vote is accurately recorded?

     You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted “For” the proposal. Your proxies will also be voted in accordance with the recommendations of Management on any matters that properly come before the Meeting or any adjournment of the Meeting, although management of the Funds does not expect any such matters to come before the Meeting. If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

     Shareholders may revoke their proxy for a Fund at any time before it is voted by sending a written notice to the Fund expressly revoking their proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy and, if you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

What other matters will be voted upon at the Meeting?

     The Boards do not intend to bring any matters before the Meeting other than as described in this Proxy Statement. Because this is a Special Meeting, the Boards do not anticipate that any other matters will be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the recommendations of Management of each Fund.

Who is entitled to vote?

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matters described in this Proxy Statement. The table in Appendix E shows the number of shares outstanding for each Fund as of July 31, 2009.

What is the Quorum Requirement?

     A “Quorum” for a particular Fund means the presence in person or by proxy of holders of a majority of outstanding shares.

Who will pay the expenses of the Meeting?

     Any out-of-pocket costs and expenses incurred by the Funds related to the Meeting, including the costs of preparing proxy solicitation materials and soliciting proxies in connection with the Meeting, will not be borne by the Funds. Macquarie Group and LNC have agreed to bear any such costs and expenses equally as provided in the Transaction Agreement. The Funds

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have engaged Computershare Fund Services, Inc. (“Computershare”) to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $45,000. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. The agreement with Computershare provides that Computershare shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

What other solicitations will be made?

     This proxy solicitation is being made by the Board of each Fund for use at the Meeting. In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Funds will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. Reasonable out-of-pocket expenses of broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation will be shared equally by LNC and Macquarie Group as provided above. In addition to solicitations by mail, officers and employees of the Funds, DMC, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Funds expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

     As the Meeting date approaches, you may receive a telephone call from a representative of Computershare if your votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches with the information previously provided to Computershare, then the Computershare representative has the responsibility to explain the voting process, read the proposal listed on the proxy card and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Why did my household receive only one copy of this Proxy Statement?

     Unless you have instructed the Funds not to do so, only one copy of this Proxy Statement will be mailed to multiple Fund shareholders sharing an address (a “Household”), even if more than one shareholder in a Household is a Fund shareholder of record. If you need additional

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copies of this Proxy Statement, please contact your participating broker-dealer firm or other financial intermediary. If you do not want the mailing of proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for the Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o BNY Mellon Shareowner Services, 480 Washington Boulevard, Jersey City, New Jersey 07310 or call toll-free 800 851-9677.

How do I submit a shareholder proposal for inclusion in the Funds’ proxy statement and form of proxy for the Funds’ next annual shareholder meeting?

     Instructions for the submission of shareholder proposals for the Funds’ 2010 annual meeting of shareholders were included in the Funds’ proxy statement for their 2009 Annual Meeting of Shareholders, which is available on the website of the SEC at www.sec.gov.

How may I communicate with the Boards?

     Shareholders who wish to communicate to the full Boards may address correspondence to Ann R. Leven, Coordinating Director for the Funds, c/o the applicable Fund at 2005 Market Street, Philadelphia, Pennsylvania, 19103. Shareholders may also send correspondence to the Coordinating Director or any individual Director c/o the applicable Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Fund management will promptly forward all such correspondence to the intended recipient(s).

PRINCIPAL HOLDERS OF SHARES

     On July 31, 2009, the officers and Directors of the Funds, as a group, owned less than 1% of the outstanding voting shares of each of the Funds.

     To the best knowledge of the Funds, as of July 31, 2009, no person, except as set forth in Appendix F, owned of record 5% or more of the outstanding shares of any Fund. Except as noted in Appendix F, the Funds have no knowledge of beneficial ownership.

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APPENDICES TO PROXY STATEMENT

Appendix A – FORM OF NEW INVESTMENT ADVISORY AGREEMENT                         1

Appendix B – CURRENT INVESTMENT ADVISORY AGREEMENTS: DATES,

     APPROVALS AND FEES                                                                                                    1

Appendix C – FUNDS ADVISED BY DMC: FEES PAID TO DMC AND AFFILIATES         1

Appendix D – DIRECTORS AND OFFICERS OF DMC                                                          1

Appendix E – NUMBER OF SHARES OF EACH FUND OUTSTANDING AS OF

      JULY 31, 2009                                                                                                                    1

Appendix F – 5% SHARE OWNERSHIP                                                                                  1

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Appendix A – FORM OF NEW INVESTMENT ADVISORY AGREEMENT

FORM OF

INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT, made by and between [NAME OF INVESTMENT COMPANY], a [Delaware statutory trust] [Maryland corporation] [Minnesota corporation] Massachusetts business trust] (the “Company”), and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust, a Delaware statutory trust (the “Investment Manager”).

W I T N E S S E T H:

     WHEREAS, the Company has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

     WHEREAS, the Company engages in the business of investing and reinvesting its assets in securities;

     WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of providing investment management services; and

     WHEREAS, the Company and the Investment Manager desire to enter into this Agreement so that the Investment Manager may provide investment management services to the Company.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

     1. The Company hereby employs the Investment Manager to manage the investment and reinvestment of the Company’s assets and to administer the Company’s affairs, subject to the direction of the Company’s Board of Trustees/Directors and officers for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Company in any way, or in any way be deemed an agent of the Company. The Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of the Company and shall effect the purchase and sale of such investments in furtherance of the Company’s investment objectives and policies and shall furnish the Board of Trustees/Directors of the Company with such information and reports regarding the Company’s investments as the Investment Manager deems appropriate or as the Trustees/Directors of the Company may reasonably request. Such decisions and services shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to the Company’s investment securities.

     2. The Company shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto, including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its corporate existence; the maintenance of its own books, records and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance, redemption and repurchase of shares; preparation of share certificates; reports and notices to shareholders; calling and holding of shareholders’ and Trustees’/Directors’ meetings; miscellaneous office expenses; brokerage commissions; custodian fees; legal, auditing, fund accounting and financial administration fees; taxes; federal and state registration fees; and other costs and expenses approved by the Board of Directors/Trustees. Trustees, officers and employees of the Investment Manager may be directors, trustees, officers and employees of any of the investment companies within the Delaware Investments family of funds (including the Company). Trustees, officers and employees of the Investment Manager who are directors, trustees, officers and/or employees of these investment companies shall not receive any compensation from such companies for acting in such dual capacity.

     In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Company and Investment Manager may share facilities common to each, which may include legal and accounting personnel, with appropriate proration of expenses between them.

     3. (a) Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by the Investment Manager who provide statistical, factual and financial information and services to the Company, to the Investment Manager, to any sub-adviser (as defined in Paragraph 5 hereof, a “Sub-Adviser”) or to any other fund or account for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Company or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission (the “SEC”) and Financial Industry Regulatory Authority, Inc. (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.

     (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees/Directors and officers of the Company, the Investment Manager may cause the Company to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Company and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager exercises investment discretion.

     4. As compensation for the investment services to be rendered to the Company by the Investment Manager under the provisions of this Agreement, the Company shall pay monthly to the Investment Manager exclusively from the Company’s assets, a fee based on the average daily net assets of the Company during the month. Such fee shall be calculated in accordance with the fee schedule applicable to the Company as set forth in Exhibit A hereto.

     If this Agreement is terminated prior to the end of any calendar month, the management fee for the Company shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect

IMG # 944848 v.5

bears to the number of calendar days in the month, and shall be payable within 10 calendar days after the date of termination.

     5. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform some or all of the services for the Company for which it is responsible under this Agreement. The Investment Manager will compensate any Sub-Adviser for its services to the Company. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Company’s shareholders, if any is required, is obtained. The Investment Manager will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     6. The services to be rendered by the Investment Manager to the Company under the provisions of this Agreement are not to be deemed to be exclusive. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Company or to any other investment company, corporation, association, firm or individual, so long as the Investment Manager’s other activities do not impair its ability to render the services provided for in this Agreement.

     7. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the investment adviser to the Company, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates may have the right permanently to adopt and to use the words “Delaware,” “Delaware Investments” or “Delaware Group” in their names and in the names of any series or class of shares of such funds.

     8. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as the Investment Manager to the Company, the Investment Manager shall not be subject to liability to the Company or to any shareholder of the Company for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

     9. (a) This Agreement shall be executed and become effective as of the date written below, only if approved by the vote of a majority of the outstanding voting securities of the Company. It shall continue in effect for an initial period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees/Directors or by the vote of a majority of the outstanding voting securities of the Company and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees/Directors of the Company who are not parties hereto or interested persons of any such party (“Independent Trustees/Directors”), cast in person at a meeting called for the purpose of voting on such approval.

     (b) This Agreement (and Exhibit A hereto) may be amended without the approval of a majority of the outstanding voting securities of the Company if the amendment relates solely to a management fee reduction or other change that is permitted or not prohibited under the then current federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval. This Agreement may be amended from time to time pursuant to a written agreement executed by the Company and the Investment Manager.

     (c) This Agreement may be terminated by the Company at any time, without the payment of a penalty, on sixty days’ written notice to the Investment Manager of the Company’s intention

IMG # 944848 v.5

to do so, pursuant to action by the Board of Trustees/Directors of the Company or pursuant to the vote of a majority of the outstanding voting securities of the Company. The Investment Manager may terminate this Agreement at any time, without the payment of a penalty, on sixty days’ written notice to the Company of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Company to pay to the Investment Manager the fee provided in Paragraph 4 hereof, prorated to the date of termination. This Agreement shall automatically terminate in the event of its assignment.

     10. This Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties hereto.

     11. For the purposes of this Agreement, (i) the terms “vote of a majority of the outstanding voting securities”; “interested persons”; and “assignment” shall have the meaning ascribed to them in the 1940 Act; and (ii) references to the SEC and FINRA shall be deemed to include any successor regulators.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the ______ day of _______, 200__.

DELAWARE MANAGEMENT COMPANY, [NAME OF INVESTMENT COMPANY] a series of Delaware Management Business Trust By _____________________________ By _______________________________ Name Name Title Title

IMG # 944848 v.5

EXHIBIT A

THIS EXHIBIT to the Investment Management Agreement between [INVESTMENT COMPANY] (the “Company”) and DELAWARE MANAGEMENT COMPANY, a series of Delaware Management Business Trust (the “Investment Manager”) entered into as of the _____ day of _____, 200_ (the “Agreement”) provides the management fee rate schedule for the Company and the date on which the Agreement became effective for the Company.

		Management Fee Schedule
		(as a percentage of
		average daily net assets)
	Effective Date	Annual Rate*

Delaware Investments Dividend and Income	_______, 200__	0.55%
Fund, Inc.

Delaware Enhanced Global Dividend and	_______, 200__	1.00%
Income Fund

Delaware Investments Global Dividend and	_______, 200__	0.70%
Income Fund, Inc.

Delaware Investments Arizona Municipal	_______, 200__	0.40%
Income Fund, Inc.

Delaware Investments Colorado Municipal	_______, 200__	0.40%
Income Fund, Inc.

Delaware Investments National Municipal	_______, 200__	0.40%
Income Fund

Delaware Investments Minnesota Municipal	_______, 200__	0.40%
Income Fund II, Inc.

*For the purposes of calculating the fee, the Company’s average daily net assets shall be calculated without regard to (i) the liquidation value or other involuntary liquidation preference of any outstanding senior security which is a stock (including shares of preferred stock) of the Company (as those terms are used in Section 18 of the 1940 Act) and (ii) liabilities arising from other senior securities, borrowings or other forms of leveraging.

IMG # 944848 v.5

APPENDIX B – CURRENT INVESTMENT ADVISORY AGREEMENTS: DATES, APPROVALS AND FEES

	Date of		Current Advisory
	Current	Date Last	Fee (as a
Fund	Investment	Approved by	percentage of
	Advisory	Shareholders	average daily net
	Agreement*		assets (%))^

Delaware Investments Dividend and	1/1/99	12/4/98	0.55%
Income Fund, Inc.
Delaware Investments Global	1/1/99	12/4/98	0.70%
Dividend and Income Fund, Inc.
Delaware Enhanced Global	6/27/07	5/21/07	1.00%
Dividend and Income Fund
Delaware Investments Arizona	1/1/99	12/4/98	0.40%
Municipal Income Fund, Inc.
Delaware Investments Colorado	1/1/99	12/4/98	0.40%
Municipal Income Fund, Inc.
Delaware Investments National	1/1/99	12/4/98	0.40%
Municipal Income Fund
Delaware Investments Minnesota	1/1/99	12/4/98	0.40%
Municipal Income Fund II, Inc.

* In general, each Current Investment Advisory Agreement was last approved by shareholders (or, to the extent applicable, the initial shareholder) of the relevant Fund either in connection with the initial approval of such agreement or in connection with any later amendment requiring such approval.

^ Please note that the New Advisory Fee will not differ from the Current Advisory Fee for any of the Funds.

     Each Fund’s fund administration fees will remain identical after the Transaction. For fund accounting and financial administration oversight services, each Fund pays DSC an asset-based fee. The asset based fee, which is allocated among all funds in the Delaware Investments Family of Funds on a relative NAV basis, is calculated as follows:

Average Daily Net Assets of Family of Funds	Annual Fees
First $30 billion of average daily net assets	0.0050%
Next $10 billion of average daily net assets	0.0045%
Next $10 billion of average daily net assets	0.0040%
Over $50 billion of average daily net assets	0.0025%

B-1

IMG # 944848 v.6

Appendix C – FUNDS ADVISED BY DMC: FEES PAID TO DMC AND AFFILIATES

The following table lists by investment objective the mutual funds that are advised by DMC, and includes (i) for the Funds, the amounts paid by each to DMC during the fiscal year indicated, (ii) for the Funds, the amounts paid by each to affiliates of DMC during the fiscal year indicated, (iv) the net assets of each mutual fund advised by DMC as of July 31, 2009, (v) the management fee schedule for each, as an annual rate based on a percentage of average daily net assets, and (iv) whether DMC has waived or agreed to waive its fees for the applicable mutual fund. All fees shown are net of any applicable waivers and reimbursements.

Fund	Fiscal	Advisory	Waiver	Administration	Distribution	Transfer	Fund Net	Management Fee Schedule
	Year	Fees (after	(Y/N)	Fees ($)	Fees ($)	Agency	Assets (as of	(as a percentage of average
	Ended	waivers, if				Fees ($)	7/31/09) ($)
		any) ($)						daily net assets)

								Annual Rate

FIXED INCOME TAXABLE

Delaware Core Plus Bond Fund			Y				78,586,956	0.55% on first $500 million
								0.50% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Corporate Bond Fund			Y				654,556,423	0.50% on first $500 million
								0.475% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Diversified Income Fund			N				4,681,464,435	0.55% on first $500 million
								0.50% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Dividend Income Fund			Y				376,294,484	0.65% on first $500 million
								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware Enhanced Global Dividend	11/31/08	2,029,426		35,904	-	71,030		SEE EXHIBIT A TO APPENDIX A
and Income Fund
Delaware Extended Duration Bond Fund			Y				231,448,785	0.55% on first $500 million
								0.50% on next $500 million
								0.45% on next $1,500 million
								0.425% on assets in excess of $2,500
								million

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IMG # 944848 v.6

Fund	Fiscal	Advisory	Waiver	Administration	Distribution	Transfer	Fund Net	Management Fee Schedule
	Year	Fees (after	(Y/N)	Fees ($)	Fees ($)	Agency	Assets (as of	(as a percentage of average
	Ended	waivers, if				Fees ($)	7/31/09) ($)
		any) ($)						daily net assets)

								Annual Rate
Delaware High-Yield Opportunities			Y				367,625,492	0.65% on first $500 million
Fund								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware Inflation Protected Bond Fund			Y				221,063,870	0.45% on first $500 million
								0.40% on next $500 million
								0.35% on next $1.5 billion
								0.30% on assets in excess of $2.5 billion
Delaware Investments Dividend and	11/31/08	766,423		81,115	-	48,795		SEE EXHIBIT A TO APPENDIX A
Income Fund, Inc.
Delaware Investments Global Dividend	11/31/08	502,602		3,592	-	71,030		SEE EXHIBIT A TO APPENDIX A
and Income Fund, Inc.
Delaware Limited-Term Diversified			Y				734,042,615	0.50% on first $500 million
Income Fund								0.475% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware VIP® Diversified Income			N				1,154,626,147	0.65% on first $500 million
Series								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware VIP® High Yield Series			Y				406,179,335	0.65% on first $500 million
								0.60% on next $500 million
								0.55% on next $1.5 billion
								0.50% on assets in excess of $2.5 billion
Delaware VIP® Limited-Term			Y				250,708,066	0.50% on first $500 million
Diversified Income Series								0.475% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Pooled Trust--The Core Focus			Y				18,548,833	0.40%
Fixed Income Portfolio
Delaware Pooled Trust--The Core Plus			Y				57,825,157	0.43%
Fixed Income Portfolio
Delaware Pooled Trust--The Global			Y				137,581,483	0.50%
Fixed Income Portfolio
Delaware Pooled Trust--The High-Yield			Y				21,849,485	0.45%
Bond Portfolio
Delaware Pooled Trust--The			Y				7,181,598	0.40%
Intermediate Fixed Income Portfolio

				C-2
								IMG # 944848 v.6

Fund	Fiscal	Advisory	Waiver	Administration	Distribution	Transfer	Fund Net	Management Fee Schedule
	Year	Fees (after	(Y/N)	Fees ($)	Fees ($)	Agency	Assets (as of	(as a percentage of average
	Ended	waivers, if				Fees ($)	7/31/09) ($)
		any) ($)						daily net assets)

								Annual Rate
Delaware Pooled Trust--The			N				18,576,967	0.50%
International Fixed Income Portfolio
Optimum Fixed Income Fund			Y				692,576,469	0.7000% up to $25 million
								0.6500% from $25 million to $100
								million
								0.6000% from $ 100 million to $500
								million
								0.5500% from $500 million to $1
								billion
								0.5000% over $ 1 billion

Lincoln Variable Insurance Products			N				$1,934,214,482	0.18%
Trust--LVIP Delaware Bond Fund
Lincoln Variable Insurance Products			N				$371,403,316	0.35%
Trust--LVIP Delaware Foundation
Conservative Allocation Fund
SEI Institutional Investments Trust--			N				$258,981,042	0.28%
High Yield Bond Fund
SEI Institutional Managed Trust--High			N				$225,986,783	0.28%
Yield Bond Fund

FIXED INCOME TAX EXEMPT

Delaware Investments Arizona	3/31/09	211,193		2,637	-			SEE EXHIBIT A TO APPENDIX A
Municipal Income Fund, Inc.						17,596
Delaware Investments Colorado	3/31/09	350,519		4,376	-			SEE EXHIBIT A TO APPENDIX A
Municipal Income Fund, Inc.						27,859
Delaware Investments Minnesota	3/31/09	832,313		10,392	-			SEE EXHIBIT A TO APPENDIX A
Municipal Income Fund II, Inc.						64,291
Delaware Investments National	3/31/09	164,555		2,054	-			SEE EXHIBIT A TO APPENDIX A
Municipal Income Fund						25,786
Delaware Minnesota High-Yield			Y				136,173,985	0.55% on first $500 million
Municipal Bond Fund								0.50% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion

C-3

IMG # 944848 v.6

Fund	Fiscal	Advisory	Waiver	Administration	Distribution	Transfer	Fund Net	Management Fee Schedule
	Year	Fees (after	(Y/N)	Fees ($)	Fees ($)	Agency	Assets (as of	(as a percentage of average
	Ended	waivers, if				Fees ($)	7/31/09) ($)
		any) ($)						daily net assets)

								Annual Rate
Delaware National High-Yield			Y				74,306,095	0.55% on first $500 million
Municipal Bond Fund								0.50% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Tax-Free Arizona Fund			Y				124,554,577	0.50% on first $500 million
								0.475% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Tax-Free California Fund			Y				78,089,669	0.55% on first $500 million
								0.50% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Tax-Free Colorado Fund			Y				235,014,874	0.55% on first $500 million
								0.50% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Tax-Free Idaho Fund			Y				101,869,779	0.55% on first $500 million
								0.50% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Tax-Free Minnesota Fund			Y				603,258,720	0.55% on first $500 million
								0.50% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Tax-Free Minnesota			Y				85,783,562	0.50% on first $500 million
Intermediate Fund								0.475% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5
								million
Delaware Tax-Free Money Fund			Y				13,020,741	0.45% on first $500 million
								0.40% on next $500 million
								0.35% on next $1.5 billion
								0.30% on assets in excess of $2.5 billion
Delaware Tax-Free New York Fund			Y				28,054,946	0.55% on first $500 million
								0.50% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion

				C-4
								IMG # 944848 v.6

Fund	Fiscal	Advisory	Waiver	Administration	Distribution	Transfer	Fund Net	Management Fee Schedule
	Year	Fees (after	(Y/N)	Fees ($)	Fees ($)	Agency	Assets (as of	(as a percentage of average
	Ended	waivers, if				Fees ($)	7/31/09) ($)
		any) ($)						daily net assets)

								Annual Rate
Delaware Tax-Free Pennsylvania Fund			Y				502,398,994	0.55% on first $500 million
								0.50% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Tax-Free USA Fund			Y				554,012,527	0.55% on first $500 million
								0.50% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion
Delaware Tax-Free USA Intermediate			Y				481,653,858	0.50% on first $500 million
Fund								0.475% on next $500 million
								0.45% on next $1.5 billion
								0.425% on assets in excess of $2.5 billion

AssetMark Tax-Exempt Fixed Income			N				$82,621,889	0.23% up to $25 million
Fund								0.20% from $25 million to $100 million
								0.17% from $100 million to $200 million
								0.125% over $200 million
SEI Tax Exempt Trust--Intermediate-			N				$321,920,551	0.15%
Term Municipal Fund

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IMG # 944848 v.6

IMG # 944848 v.6

Appendix D – DIRECTORS AND OFFICERS OF DMC

The following persons have held the following positions with the Trust and with DMC during the past two years. The principal business address of each is 2005 Market Street, Philadelphia,
Pennsylvania 19103-7094.

Name	Positions and Offices with the Trust	Positions and Offices with
Delaware Management
Company
Patrick P. Coyne	Trustee, Chairman/President/Chief	President
Executive Officer
David P. O’Connor	Trustee, Senior Vice President/Strategic	Senior Vice President/Strategic
	Investment Relationships and	Investment Relationships and
	Initiatives/General Counsel	Initiatives/General Counsel
See Yeng Quek	Trustee, Executive Vice	Executive Vice
	President/Managing Director, Fixed Income	President/Managing
Director/Chief Investment
Officer,
Fixed Income
Michael J. Hogan	Executive Vice President/Head of Equity	Executive Vice President/Head of
	Investments	Equity Investments
Marshall T. Bassett	Senior Vice President/Chief Investment	Senior Vice President/Chief
	Officer — Emerging Growth Equity	Investment Officer — Emerging
Growth Equity
Joseph R. Baxter	Senior Vice President/Head of Municipal	Senior Vice President/Head of
	Bond Investments	Municipal Bond Investments
Christopher S. Beck	Senior Vice President/Senior Portfolio	Senior Vice President/Senior
	Manager	Portfolio Manager
Michael P. Buckley	Senior Vice President/Director of Municipal	Senior Vice President/Director of
	Research	Municipal Research
Stephen J. Busch	Senior Vice President– Investment	Senior Vice President –
	Accounting	Investment Accounting
Michael F. Capuzzi	Senior Vice President —	Senior Vice President —
	Investment Systems	Investment Systems
Lui-Er Chen	Senior Vice President/Senior Portfolio	Senior Vice President/Senior
	Manager/Chief Investment Officer,	Portfolio Manager/Chief
	Emerging Markets	Investment Officer, Emerging
Markets
Thomas H. Chow	Senior Vice President/Senior Portfolio	Senior Vice President/Senior
	Manager	Portfolio Manager
Stephen J. Czepiel	Senior Vice President/Portfolio	Senior Vice President/Portfolio
	Manager/Head Municipal Bond Trader	Manager/Senior Municipal Bond
Trader
Chuck M. Devereux	Senior Vice President/Senior Research	Senior Vice President/Senior
	Analyst	Research Analyst

Roger A. Early	Senior Vice President/Senior Portfolio	Senior Vice President/Senior

D-1

I # 952047 v.1

Name	Positions and Offices with the Trust	Positions and Offices with
Delaware Management
Company
	Manager	Portfolio Manager
Stuart M. George	Senior Vice President/Head of Equity	Senior Vice President/Head of
	Trading	Equity Trading
Paul Grillo	Senior Vice President/Senior Portfolio	Senior Vice President/Senior
	Manager	Portfolio Manager
William F. Keelan	Senior Vice President/Director of	Senior Vice President/Director of
	Quantitative Research	Quantitative Research
Kevin P. Loome	Senior Vice President/Senior Portfolio	Senior Vice President/Senior
	Manager/Head of High Yield Investments	Portfolio Manager/Head of High
Yield Investments
Francis X. Morris	Senior Vice President/Chief Investment	Senior Vice President/Chief
	Officer — Core Equity	Investment Officer — Core
Equity
Brian L. Murray, Jr.	Senior Vice President/ Chief Compliance	Senior Vice President/Chief
	Officer	Compliance Officer
D. Tysen Nutt	Senior Vice President/Chief Investment	Senior Vice President/Chief
	Officer,	Investment Officer, Large Cap
	Large Cap Value Equity	Value Equity
Philip O. Obazee	Senior Vice President/Derivatives Manager	Senior Vice President/Derivatives
Manager
Richard Salus	Senior Vice President/Chief Financial	Senior Vice President/
	Officer	Controller/Treasurer
Jeffrey S. Van Harte	Senior Vice President/Chief Investment	Senior Vice President/Chief
	Officer —	Investment Officer — Focus
	Focus Growth Equity	Growth Equity
Babak Zenouzi	Senior Vice President/Senior Portfolio	Senior Vice President/Senior
	Manager	Portfolio Manager

Gary T. Abrams	Vice President/Senior Equity Trader	Vice President/Senior Equity
Trader
Christopher S.	Vice President/Portfolio Manager/Senior	Vice President/Portfolio
Adams	Equity Analyst	Manager/Senior Equity Analyst
Damon J. Andres	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio
Manager
Wayne A. Anglace	Vice President/Credit Research Analyst	Vice President/Credit Research
Analyst
Margaret MacCarthy	Vice President/Investment Specialist	Vice President/Investment
Bacon		Specialist
Kristen E.	Vice President	Vice President/Portfolio Manager
Bartholdson
Todd Bassion	Vice President/Portfolio Manager	Vice President/ Portfolio
Manager
Jo Anne Bennick	Vice President/15(c) Reporting	Vice President/15(c) Reporting
Richard E. Biester	Vice President/Equity Trader	Vice President/Equity Trader
Christopher J.	Vice President/Senior Portfolio	Vice President/Senior Portfolio
Bonavico	Manager/Equity Analyst	Manager/Equity Analyst
Vincent A.	Vice President/Senior Equity Trader	Vice President/Senior Equity

D-2

I # 952047 v.1

Name	Positions and Offices with the Trust	Positions and Offices with
Delaware Management
Company
Brancaccio		Trader
Kenneth F. Broad	Vice President/Senior Portfolio	Vice President/Senior Portfolio
	Manager/Equity Analyst	Manager/Equity Analyst
Kevin J. Brown	Vice President/	Vice President/
	Senior Investment Specialist	Senior Investment Specialist
Mary Ellen M.	Vice President/Client Services	Vice President/Client Services
Carrozza
Stephen G. Catricks	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Wen-Dar Chen	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Anthony G.	Vice President/Associate General	Vice President/ Associate General
Ciavarelli	Counsel/Assistant Secretary	Counsel/Assistant Secretary
David F. Connor	Vice President/Deputy General	Vice President/Deputy General
	Counsel/Secretary	Counsel/Secretary
Michael Costanzo	Vice President/Performance Analyst	Vice President/Performance
	Manager	Analyst Manager
Kishor K. Daga	Vice President/Derivatives Operations	Vice President/Derivatives
Operations
Cori E. Daggett	Vice President/Associate General	Vice President/Counsel/ Assistant
	Counsel/Assistant Secretary	Secretary
Craig C. Dembek	Vice President/Senior Research Analyst	Vice President/Senior Research
Analyst
Camillo D’Orazio	Vice President/Investment Accounting	Vice President/Investment
Accounting
Christopher M.	Vice President/Portfolio Manager/Equity	Vice President/Portfolio
Ericksen	Analyst	Manager/Equity Analyst
Joel A. Ettinger	Vice President – Taxation	Vice President – Taxation
Devon K. Everhart	Vice President/Senior Research Analyst	Vice President/Senior Research
Analyst
Joseph Fiorilla	Vice President – Trading Operations	Vice President – Trading
Operations
Charles E. Fish	Vice President/Senior Equity Trader	Vice President/Senior Equity
Trader
Clifford M. Fisher	Vice President/Senior Municipal Bond	Vice President/Senior Municipal
	Trader	Bond Trader
Patrick G. Fortier	Vice President/Portfolio Manager/Equity	Vice President/Portfolio
	Analyst	Manager/Equity Analyst
Denise A. Franchetti	Vice President/Portfolio	Vice President/Portfolio
	Manager/Municipal Bond Credit Analyst	Manager/Municipal Bond Credit
Analyst
Lawrence G. Franko	Vice President/ Senior Equity Analyst	Vice President/ Senior Equity
Analyst
Daniel V. Geatens	Vice President/Treasurer	Vice President/Director of
Financial Administration
Gregory A. Gizzi	Vice President/ Head Municipal Bond	Vice President/ Head Municipal
	Trader	Bond Trader
Barry S. Gladstein	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Gregg J. Gola	Vice President/Senior High Yield Trader	Vice President/Senior High Yield

D-3

I # 952047 v.1

Name	Positions and Offices with the Trust	Positions and Offices with
Delaware Management
Company
Trader
Christopher	Vice President/Senior Quantitative Analyst	Vice President/Senior
Gowlland		Quantitative Analyst
Edward Gray	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio
Manager
David J. Hamilton	Vice President/Credit Research Analyst	Vice President/Fixed Income
Analyst
Brian Hamlet	Vice President/Senior Corporate Bond	Vice President/Senior Corporate
	Trader	Bond Trader
Lisa L. Hansen	Vice President/Head of Focus Growth	Vice President/Head of Focus
	Equity Trading	Growth Equity Trading

Gregory M.	Vice President/Portfolio Manager/Equity	Vice President/Portfolio
Heywood	Analyst	Manager/Equity Analyst
Sharon Hill	Vice President/Head of Equity Quantitative	Vice President/Head of Equity
	Research and Analytics	Quantitative Research and
Analytics
J. David Hillmeyer	Vice President	Vice President/Corporate Bond
Trader
Christopher M.	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Holland
Chungwei Hsia	Vice President/ Senior Research Analyst	Vice President/ Senior Research
Analyst
Michael E. Hughes	Vice President/Senior Equity Analyst	Vice President/Senior Equity
Analyst
Jordan L. Irving	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio
Manager
Cynthia Isom	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Kenneth R. Jackson	Vice President/Equity Trader	Vice President/Quantitative
Analyst
Stephen M.	Vice President/Structured Products	Vice President/Structured
Juszczyszyn	Analyst/Trader	Products Analyst/Trader
Anu B. Kothari	Vice President/ Equity Analyst	Vice President/ Equity Analyst
Roseanne L. Kropp	Vice President/Senior Fund Analyst – High	Vice President/ Senior Fund
	Grade	Analyst II - High Grade
Nikhil G. Lalvani	Vice President/Portfolio Manager	Vice President/Senior Equity
Analyst/Portfolio Manager
Brian R. Lauzon	Vice President/ Chief Operating Officer,	Vice President/Chief Operating
	Equity Investments	Officer, Equity Investments
Anthony A.	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio
Lombardi		Manager
Francis P. Magee	Vice President/Portfolio Analyst	Vice President/Portfolio Analyst
John P. McCarthy	Vice President/Senior Research	Vice President/Senior Research
	Analyst/Trader	Analyst/Trader
Brian McDonnell	Vice President/Structured Products	Vice President/Structured
	Analyst/Trader	Products Analyst/Trader
Michael S. Morris	Vice President/Portfolio Manager/Senior	Vice President/Portfolio

D-4

I # 952047 v.1

Name	Positions and Offices with the Trust	Positions and Offices with
Delaware Management
Company
	Equity Analyst	Manager/Senior Equity Analyst
Terrance M. O’Brien	Vice President/ Fixed Income Reporting	Vice President/ Fixed Income
	Analyst	Reporting Analyst
Donald G. Padilla	Vice President/Portfolio Manager/Senior	Vice President/Portfolio
	Equity Analyst	Manager/Senior Equity Analyst
Daniel J. Prislin	Vice President/Senior Portfolio	Vice President/Senior Portfolio
	Manager/Equity Analyst	Manager/Equity Analyst
Gretchen Regan	Vice President/Quantitative Analyst	Vice President/Quantitative
Analyst
Carl Rice	Vice President/Senior Investment Specialist,	Vice President/Senior Investment
	Large Cap Value Focus Equity	Specialist, Large Cap Value
Focus Equity
Joseph T. Rogina	Vice President/Equity Trader	Vice President/Equity Trader
Debbie A. Sabo	Vice President/Equity Trader – Focus	Vice President/Equity Trader –
	Growth Equity	Focus Growth Equity
Kevin C. Schildt	Vice President/Senior Municipal Credit	Vice President/Senior Municipal
	Analyst	Credit Analyst
Bruce Schoenfeld	Vice President/Equity Analyst	Vice President/Equity Analyst
Nancy E. Smith	Vice President — Investment Accounting	Vice President — Investment
Accounting
Brenda L. Sprigman	Vice President/Business Manager – Fixed	Vice President/Business Manager
	Income	– Fixed Income
Junee Tan-Torres	Vice President/ Structured Solutions	Vice President/ Structured
Solutions
Rudy D. Torrijos, III	Vice President/ Portfolio Manager	Vice President/ Portfolio
Manager
Michael J. Tung	Vice President/ Portfolio Manager	Vice President/ Portfolio
Manager
Robert A. Vogel, Jr.	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio
Manager
Lori P. Wachs	Vice President/Portfolio Manager	Vice President/Portfolio Manager
Jeffrey S. Wang	Vice President/ Equity Analyst	Vice President/ Equity Analyst
Michael G. Wildstein	Vice President/ Senior Research Analyst	Vice President/ Senior Research
Analyst
Kathryn R. Williams	Vice President/Associate General	Vice President/Associate General
	Counsel/Assistant Secretary	Counsel/Assistant Secretary
Nashira Wynn	Vice President/Portfolio Manager	Vice President/Senior Equity
Analyst/Portfolio Manager
Guojia Zhang	Vice President/Equity Analyst	Vice President/Equity Analyst
Douglas R. Zinser	Vice President/Credit Research Analyst	Vice President/Credit Research
Analyst

D-5

I # 952047 v.1

Appendix E – NUMBER OF SHARES OF EACH FUND OUTSTANDING AS OF JULY
31, 2009

Total Shares
Fund Name	Outstanding

Delaware Investments Dividend and	9,439,042.1587
Income Fund, Inc.
Delaware Investments Global Dividend
and Income Fund, Inc.	4,931,030.607

Delaware Enhanced Global Dividend and	12,929,435.602
Income Fund

Delaware Investments Arizona Municipal	2,982,200
Income Fund, Inc.

Delaware Investments Colorado	4,837,100
Municipal Income Fund, Inc.

Delaware Investments National Municipal	2,422,200
Income Fund

Delaware Investments Minnesota	11,504,975.0862
Municipal Income Fund II, Inc.

E-1

I # 952055 v.1

Appendix F – 5% SHARE OWNERSHIP

The following table shows the accounts of each Fund that own 5% or more of each Fund as of July 31, 2009.

Fund Name	Name and Address of Account	Share Amount	Percentage
Cede & Co
Delaware Investments	P.O. Box 20
Dividend and Income	Bowling Green Station
Fund, Inc.	New York, New York 10274	9,734,723.2001	97.98%

Cede & Co
Delaware Investments	P.O. Box 20
Global Dividend and	Bowling Green Station	5,077,210.3938	97.82%
Income Fund, Inc.	New York, New York 10274

Cede & Co
Delaware Enhanced	P.O. Box 20
Global Dividend and	Bowling Green Station	12,924,194.3913	99.96%
Income Fund	New York, New York 10274

Cede & Co
Delaware Investments	P.O. Box 20
Arizona Municipal Income	Bowling Green Station	2,938,104.9264	98.52%
Fund, Inc.	New York, New York 10274

Cede & Co
Delaware Investments	P.O. Box 20
Colorado Municipal	Bowling Green Station	4,668,665.4720	96.52%
Income Fund, Inc.	New York, New York 10274

Cede & Co
Delaware Investments	P.O. Box 20
National Municipal	Bowling Green Station	2,329,995.0240	96.19%
Income Fund	New York, New York 10274

Cede & Co
Delaware Investments	P.O. Box 20
Minnesota Municipal	Bowling Green Station	10,743,284.7038	93.38%
Income Fund II, Inc.	New York, New York 10274

F-1

IMG # 944848 v.5

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 12, 2009
DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby revokes all previous proxies for his/her shares and appoints A n t h o n y G . C i a v a r e l l i , David F. Connor, E m i l i a P . W a n g , a n
Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund
indicated on the reverse side of this proxy card to be held at the off ic es o f St ra dl ey R o no n St ev en s & Y ou ng , LL P, O n e Commerce Square,
Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3 :00 p.m. Eastern time, or at any postponement adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion these matters.
BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY
STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT
MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: the proxy statement is available at "http://www.delawareinvestments.com">www.delawareinvestments.com.

PLEASE SIGNAND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS. DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
Vote on Approval of Investment Advisory Agreement	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Fund and Delaware	0	0	0
Management Company, a series of Delaware Management Business Trust

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TOAUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHERREPRESENTATIVESHOULD GIVEFULLTITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

@BCL@3C0EAF8C.DOC

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 12, 2009
DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby revokes all previous proxies for his/her shares and appoints A n t h o n y G . C i a v a r e l l i , David F. Connor, E m i l i a P . W a n g , a n d
Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund
indicated on the reverse side of this proxy card to be held at the off ic es o f St ra dl ey R o no n St ev en s & Y ou ng , LL P, O n e Commerce Square, 2005
Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3 :00 p.m. Eastern time, or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.
SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY
STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT
MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: the proxy statement is available at www.delawareinvestments.com.

PLEASE SIGNAND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS. DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC.
Vote on Approval of Investment Advisory Agreement	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Fund and Delaware	0	0	0
Management Company, a series of Delaware Management Business Trust

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TOAUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHERREPRESENTATIVESHOULD GIVEFULLTITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

@BCL@3C0EAF8C.DOC

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 12, 2009
DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC.	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby revokes all previous proxies for his/her shares and appoints A n t h o n y G . C i a v a r e l l i , David F. Connor, E m i l i a P . W a n g , a n d
Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund
indicated on the reverse side of this proxy card to be held at the off ic es o f St ra dl ey R o no n St ev en s & Y ou ng , LL P, O n e Commerce Square, 2005
Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3 :00 p.m. Eastern time, or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.
BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY
STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT
MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: the proxy statement is available at www.delawareinvestments.com.

PLEASE SIGNAND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS. DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC.
Vote on Approval of Investment Advisory Agreement	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Fund and Delaware	0	0	0
Management Company, a series of Delaware Management Business Trust

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TOAUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHERREPRESENTATIVESHOULD GIVEFULLTITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

@BCL@3C0EAF8C.DOC

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 12, 2009
DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby revokes all previous proxies for his/her shares and appoints A n t h o n y G . C i a v a r e l l i , David F. Connor, E m i l i a P . W a n g , a n d
Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund
indicated on the reverse side of this proxy card to be held at the off ic es o f St ra dl ey R o no n St ev en s & Y ou ng , LL P, O n e Commerce Square, 2005
Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3 :00 p.m. Eastern time, or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.
BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY
STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT
MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: the proxy statement is available at www.delawareinvestments.com.

                                                                                                        PLEASE SIGNAND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS. DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.
Vote on Approval of Investment Advisory Agreement	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Fund and Delaware	0	0	0
Management Company, a series of Delaware Management Business Trust

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TOAUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHERREPRESENTATIVESHOULD GIVEFULLTITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

@BCL@3C0EAF8C.DOC

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 12, 2009
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby revokes all previous proxies for his/her shares and appoints A n t h o n y G . C i a v a r e l l i , David F. Connor, E m i l i a P . W a n g , a n d
Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund
indicated on the reverse side of this proxy card to be held at the off ic es o f St ra dl ey R o no n St ev en s & Y ou ng , LL P, O n e Commerce Square, 2005
Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3 :00 p.m. Eastern time, or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.
BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY
STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT
MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: the proxy statement is available at www.delawareinvestments.com.

                                                                                     PLEASE SIGNAND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS. DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
Vote on Approval of Investment Advisory Agreement	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Fund and Delaware	0	0	0
Management Company, a series of Delaware Management Business Trust

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TOAUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHERREPRESENTATIVESHOULD GIVEFULLTITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

@BCL@3C0EAF8C.DOC

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 12, 2009
DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby revokes all previous proxies for his/her shares and appoints A n t h o n y G . C i a v a r e l l i , David F. Connor, E m i l i a P . W a n g , a n d
Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund
indicated on the reverse side of this proxy card to be held at the off ic es o f St ra dl ey R o no n St ev en s & Y ou ng , LL P, O n e Commerce Square, 2005
Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3 :00 p.m. Eastern time, or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.
BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY
STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT
MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: the proxy statement is available at www.delawareinvestments.com.

PLEASE SIGNAND DATE ON THE REVERSE SIDE.

@BCL@3

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com.
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS. DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND
Vote on Approval of Investment Advisory Agreement	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Fund and Delaware	0	0	0
Management Company, a series of Delaware Management Business Trust

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TOAUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHERREPRESENTATIVESHOULD GIVEFULLTITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

@BCL@3C0E2D53.DOC

DELAWARE INVESTMENTS
2005 MARKET STREET
PHILADELPHIA, PA 19103

JOINT SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 12, 2009
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned hereby revokes all previous proxies for his/her shares and appoints A n t h o n y G . C i a v a r e l l i , David F. Connor, E m i l i a P . W a n g , a n d
Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of the Fund
indicated on the reverse side of this proxy card to be held at the off ic es o f St ra dl ey R o no n St ev en s & Y ou ng , LL P, O n e Commerce Square, 2005
Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on Thursday, November 12, 2009 at 3 :00 p.m. Eastern time, or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.
BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY
STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT
MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 12, 2009: the proxy statement is available at www.delawareinvestments.com.

PLEASE SIGNAND DATE ON THE REVERSE SIDE.

@BCL@3C0E2D53.DOC

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

4) Read the Proxy Statement and have the proxy card below at hand.
5) Go to website www.proxyvote.com.
6) Follow the instructions provided on the website.

To vote by Telephone

4) Read the Proxy Statement and have the proxy card below at hand.
5) Call 1-800-690-6903.
6) Follow the instructions.

To vote by Mail

5) Read the Proxy Statement
6) Check the appropriate boxes on the proxy card below.
7) Sign and date the proxy card.
8) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS. DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND
Vote on Approval of Investment Advisory Agreement	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Fund and Delaware	0	0	0
Management Company, a series of Delaware Management Business Trust

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TOAUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHERREPRESENTATIVESHOULD GIVEFULLTITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

@BCL@3C0E2D53.DOC